Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2004

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

Effective with reporting of results for the second quarter of 2004, fixed maturity and equity security investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Adjusted operating income excludes net realized and unrealized investment gains and losses on these assets, as well as changes in experience-rated contractholder liabilities due to asset value changes.

Revenues and expenses for the first quarter of 2004, and balance sheet presentations for all historical periods presented, have been reclassified to conform to the current reporting practice. This reclassification had no impact on adjusted operating income of the Financial Services Businesses for previously reported periods, and had no significant impact on revenues and expenses for periods prior to the first quarter of 2004.

Managed account and wrap-fee assets for which Prudential provides recordkeeping and performance measurement services but does not have responsibility for asset management or selection of asset managers are classified as “Assets under administration” commencing as of June 30, 2004. Amounts reported for earlier periods have been reclassified to conform to the current reporting practice. As a result, approximately $20 billion of such assets which were formerly classified as Assets under Management as of March 31, 2004 were reclassified to “Assets under administration”.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2003			2004
2004	2003			2Q	3Q	4Q	1Q	2Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
449	399	13%	Insurance Division	236	183	206	211	238
168	150	12%	Investment Division	77	83	56	96	72
481	395	22%	International Insurance and Investments Division	217	223	184	219	262
89	17	424%	Corporate and other operations	(1)	32	44	23	66

1,187	961	24%	Total pre-tax adjusted operating income	529	521	490	549	638
313	312	—	Income taxes, applicable to adjusted operating income	172	170	159	170	143

874	649	35%	Financial Services Businesses after-tax adjusted operating income	357	351	331	379	495

			Items excluded from adjusted operating income:
144	(124)	216%	Realized investment gains (losses), net, and related charges and adjustments	(11)	(46)	(29)	1	143
(272)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	—	50	(322)
133	—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	—	—	(50)	183
(30)	(414)	93%	Divested businesses	(410)	(36)	265	(21)	(9)

(25)	(538)	95%	Total items excluded from adjusted operating income, before income taxes	(421)	(82)	236	(20)	(5)
(24)	(211)	89%	Income taxes, applicable to items excluded from adjusted operating income	(173)	24	65	(13)	(11)

(1)	(327)	100%	Total items excluded from adjusted operating income, after income taxes	(248)	(106)	171	(7)	6

873	322	171%	Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	109	245	502	372	501
(5)	2	-350%	Income (loss) from discontinued operations, net of taxes	18	(25)	(21)	(3)	(2)
20	—	—	Extraordinary gain on acquisition, net of taxes	—	—	—	—	20
(79)	—	—	Cumulative effect of accounting change, net of taxes	—	—	—	(79)	—

809	324	150%	Net income of Financial Services Businesses	127	220	481	290	519

			Earnings per share of Common Stock (diluted):
1.71	1.22		Financial Services Businesses after-tax adjusted operating income	0.66	0.68	0.64	0.74	0.97
			Items excluded from adjusted operating income:
0.27	(0.22)		Realized investment gains (losses), net, and related charges and adjustments	(0.02)	(0.08)	(0.06)	—	0.27
(0.51)	—		Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	—	0.09	(0.60)
0.25	—		Change in experience-rated contractholder liabilities due to asset value changes	—	—	—	(0.09)	0.34
(0.06)	(0.75)		Divested businesses	(0.74)	(0.07)	0.49	(0.04)	(0.02)

(0.05)	(0.97)		Total items excluded from adjusted operating income, before income taxes	(0.76)	(0.15)	0.43	(0.04)	(0.01)
(0.05)	(0.38)		Income taxes, applicable to items excluded from adjusted operating income	(0.31)	0.05	0.12	(0.02)	(0.02)

—	(0.59)		Total items excluded from adjusted operating income, after income taxes	(0.45)	(0.20)	0.31	(0.02)	0.01

1.71	0.63		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	0.21	0.48	0.95	0.72	0.98
(0.01)	—		Income (loss) from discontinued operations, net of taxes	0.04	(0.04)	(0.03)	—	—
0.04	—		Extraordinary gain on acquisition, net of taxes	—	—	—	—	0.04
(0.15)	—		Cumulative effect of accounting change, net of taxes	—	—	—	(0.15)	—

1.59	0.63		Net income of Financial Services Businesses	0.25	0.44	0.92	0.57	1.02

536.0	552.9		Weighted average number of outstanding Common shares (diluted basis)	549.4	545.9	541.9	539.9	532.2
9.88%	7.35%		Operating Return on Average Equity (based on adjusted operating income)	7.96%	8.06%	7.51%	8.61%	11.14%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
809	324		Net income of Financial Services Businesses (above)	127	220	481	290	519
141	68		Net income of Closed Block Business	69	77	94	111	30

950	392		Consolidated net income	196	297	575	401	549

42	26		Direct equity adjustments for earnings per share calculations	8	19	15	19	23

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2003	2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	5,416	5,117	4,739	4,603	4,432
		Long-term debt (2)	2,663	4,330	3,860	3,820	4,437
		Equity Security Units (2)	690	—	—	—	—

		Attributed Equity:
		Including accumulated other comprehensive income	21,768	20,541	20,340	20,837	19,619
		Excluding unrealized gains and losses on investments	18,318	18,396	18,440	18,520	18,695
		Excluding accumulated other comprehensive income	18,523	18,564	18,563	18,554	18,755

		Total Capitalization:
		Including accumulated other comprehensive income	25,121	24,871	24,200	24,657	24,056
		Excluding unrealized gains and losses on investments	21,671	22,726	22,300	22,340	23,132
		Excluding accumulated other comprehensive income	21,876	22,894	22,423	22,374	23,192

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	39.83	37.81	37.61	38.90	37.11
		Excluding unrealized gains and losses on investments	33.52	33.86	34.10	34.58	35.36
		Excluding accumulated other comprehensive income	33.89	34.17	34.33	34.64	35.47

		Number of diluted shares at end of period	546.5	543.3	540.8	535.6	528.7

		Common Stock Price Range (based on closing price):
48.11	34.50	High	34.50	38.06	42.19	48.11	46.47
41.05	27.56	Low	29.84	34.00	36.60	41.62	41.05
46.47	33.65	Close	33.65	37.36	41.77	44.78	46.47

		Common Stock market capitalization (1)	18,405	20,202	22,341	23,679	24,568

(1)	As of end of period.
(2)	For periods ended on or before June 30, 2003, Equity Security Units represent Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet. Effective for the third quarter of 2003, debt related to the Company’s Equity Security Units is included in Long-term debt.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

OPERATIONS HIGHLIGHTS

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	82.5	82.1	81.2	78.4	74.4
		Institutional customers	89.2	89.7	94.8	99.9	106.3
		General account	127.1	130.3	127.8	131.2	147.6

		Total Investment Management and Advisory Services	298.8	302.1	303.8	309.5	328.3
		Non-proprietary assets under management	40.7	22.1	22.7	22.3	43.6

		Total managed by Investment Division	339.5	324.2	326.5	331.8	371.9
		Managed by International Insurance and Investments Division	50.0	50.7	53.9	67.6	67.0
		Managed by Insurance Division	32.9	31.4	33.9	35.3	35.3

		Total assets under management	422.4	406.3	414.3	434.7	474.2
		Client assets under administration (3)	186.5	45.2	50.4	52.2	64.6

		Total assets under management and administration	608.9	451.5	464.7	486.9	538.8

		Assets managed or administered for customers outside of the United States at end of period (3)	89.6	81.0	84.9	100.8	97.3

		Distribution Representatives (1):
		Prudential Agents	4,290	4,281	4,320	4,147	4,001
		International Life Planners	4,689	4,875	4,989	5,008	5,123
		Gibraltar Life Advisors	4,877	4,848	4,826	4,815	4,888

38	36	Prudential Agent productivity ($ thousands)	39	38	44	36	40

		Third Party Distribution - Retail Products ($ millions) (4):
62	45	Individual life insurance (5)	22	17	49	28	34
7	17	Corporate-owned life insurance sales	13	3	—	6	1
2,742	757	Individual annuities (6)	699	1,125	1,166	1,410	1,332
5,128	1,399	Mutual funds and wrap-fee products (6)	783	2,517	2,144	2,742	2,386

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets under administration and Assets managed or administered for customers outside of the United States at the end of the period at June 30, 2003 include approximately $155 billion and $8 billion respectively, associated with businesses that were combined into Wachovia Securities Financial Holdings, LLC on July 1, 2003. As a result, Prudential Financial, Inc. no longer reports these assets as a component of its assets under management and administration.
(4)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(5)	Excludes corporate-owned life insurance sales.
(6)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2003			2004
2004	2003			2Q	3Q	4Q	1Q	2Q
			Revenues (1):

4,401	3,926	12%	Premiums	1,953	1,950	2,042	2,191	2,210
1,139	939	21%	Policy charges and fee income	481	509	553	559	580
2,579	2,502	3%	Net investment income	1,250	1,215	1,226	1,246	1,333
1,642	1,953	-16%	Commissions, investment management fees, and other income	1,059	695	714	709	933

9,761	9,320	5%	Total revenues	4,743	4,369	4,535	4,705	5,056

			Benefits and Expenses (1):

4,479	4,090	10%	Insurance and annuity benefits	1,983	2,023	2,171	2,262	2,217
986	839	18%	Interest credited to policyholders’ account balances	421	424	428	427	559
110	84	31%	Interest expense	42	59	57	53	57
(718)	(605)	-19%	Deferral of acquisition costs	(320)	(312)	(353)	(364)	(354)
376	302	25%	Amortization of acquisition costs	142	150	81	187	189
3,341	3,649	-8%	General and administrative expenses	1,946	1,504	1,661	1,591	1,750

8,574	8,359	3%	Total benefits and expenses	4,214	3,848	4,045	4,156	4,418

1,187	961	24%	Adjusted operating income before income taxes	529	521	490	549	638

			Items excluded from adjusted operating income before income taxes:
164	(105)	256%	Realized investment gains (losses), net, and related adjustments	9	(40)	(11)	9	155
(20)	(19)	-5%	Related charges	(20)	(6)	(18)	(8)	(12)

144	(124)	216%	Total realized investment gains (losses), net, and related charges and adjustments	(11)	(46)	(29)	1	143

(272)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	—	50	(322)
133	—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	—	—	(50)	183
(30)	(414)	93%	Divested businesses	(410)	(36)	265	(21)	(9)

(25)	(538)	95%	Total items excluded from adjusted operating income before income taxes	(421)	(82)	236	(20)	(5)

1,162	423	175%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	108	439	726	529	633
289	101	186%	Income tax expense (benefit)	(1)	194	224	157	132

873	322	171%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	109	245	502	372	501

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2003	9/30/2003	12/31/2003	3/31/2004	6/30/2004
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $77,995; $79,964; $79,900; $84,853; $87,800)	85,283	84,725	84,353	90,479	90,596
Fixed maturities, held to maturity, at amortized cost (fair value $2,867; $2,954; $3,084; $2,999; $2,704)	2,793	2,954	3,068	2,949	2,724
Trading account assets supporting insurance liabilities, at fair value (1)	77	83	88	807	11,920
Other trading account assets, at fair value (1)	3,754	3,769	3,214	5,245	3,098
Equity securities, available for sale, at fair value (cost $991; $950; $1,045; $1,027; $1,271)	1,044	1,106	1,119	1,164	1,422
Commercial loans	12,210	12,261	12,463	11,508	16,412
Policy loans	2,992	2,732	2,609	2,671	2,608
Securities purchased under agreements to resell	5,424	1,276	1,464	2,086	147
Cash collateral for borrowed securities	5,089	—	—	—	—
Other long-term investments	4,546	4,796	4,568	4,143	4,553
Short-term investments	2,311	3,758	4,052	2,913	3,818

Total investments	125,523	117,460	116,998	123,965	137,298
Cash and cash equivalents	6,743	6,252	5,791	5,893	4,053
Accrued investment income	1,095	1,139	1,046	1,137	1,238
Broker-dealer related receivables	6,425	908	1,098	1,072	1,146
Deferred policy acquisition costs	5,997	6,348	6,605	6,665	7,005
Other assets	16,735	14,558	14,320	17,652	49,607
Separate account assets	99,116	101,841	106,680	106,833	103,961

Total assets	261,634	248,506	252,538	263,217	304,308

Liabilities:
Future policy benefits	43,792	44,608	46,003	47,648	46,736
Policyholders’ account balances	42,345	42,766	44,168	47,012	63,236
Unpaid claims and claim adjustment expenses	3,494	3,201	1,687	1,717	1,740
Securities sold under agreements to repurchase	9,835	5,454	5,196	5,536	5,685
Cash collateral for loaned securities	7,289	3,563	3,571	3,361	3,661
Income taxes payable	2,352	2,019	2,234	2,686	2,015
Broker-dealer related payables	6,099	1,951	2,364	2,555	2,230
Securities sold but not yet purchased	2,220	1,620	1,598	2,386	345
Short-term debt	5,416	5,117	4,739	4,603	4,432
Long-term debt (2)	2,663	4,330	3,860	3,820	4,437
Other liabilities	14,555	11,495	10,098	14,223	46,211
Separate account liabilities	99,116	101,841	106,680	106,833	103,961

Total liabilities	239,176	227,965	232,198	242,380	284,689

Guaranteed beneficial interest in Trust holding solely debentures of Parent (2)	690	—	—	—	—

Attributed Equity:
Accumulated other comprehensive income	3,245	1,977	1,777	2,283	864
Other attributed equity	18,523	18,564	18,563	18,554	18,755

Total attributed equity	21,768	20,541	20,340	20,837	19,619

Total liabilities and attributed equity	261,634	248,506	252,538	263,217	304,308

(1)	Commencing June 30, 2004, fixed maturity and equity security investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation.
(2)	Effective September 30, 2003, Long-term debt includes the debt related to the Company’s Equity Security Units which was previously included in Guaranteed beneficial interest in Trust holding solely debentures of Parent.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,210	826	27	1,354	3
Policy charges and fee income	580	488	35	61	(4)
Net investment income	1,333	378	584	236	135
Commissions, investment management fees, and other income	933	156	622	131	24

Total revenues	5,056	1,848	1,268	1,782	158

Benefits and Expenses (1):
Insurance and annuity benefits	2,217	921	208	1,072	16
Interest credited to policyholders’ account balances	559	178	353	29	(1)
Interest expense	57	2	1	2	52
Deferral of acquisition costs	(354)	(180)	(14)	(175)	15
Amortization of acquisition costs	189	109	14	79	(13)
General and administrative expenses	1,750	580	634	513	23

Total benefits and expenses	4,418	1,610	1,196	1,520	92

Adjusted operating income before income taxes	638	238	72	262	66

	Quarter Ended June 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	1,953	822	8	1,129	(6)
Policy charges and fee income	481	408	19	58	(4)
Net investment income	1,250	366	553	205	126
Commissions, investment management fees, and other income	1,059	81	906	87	(15)

Total revenues	4,743	1,677	1,486	1,479	101

Benefits and Expenses (1):
Insurance and annuity benefits	1,983	891	204	865	23
Interest credited to policyholders’ account balances	421	161	233	27	—
Interest expense	42	—	8	1	33
Deferral of acquisition costs	(320)	(149)	(8)	(175)	12
Amortization of acquisition costs	142	69	17	71	(15)
General and administrative expenses	1,946	469	955	473	49

Total benefits and expenses	4,214	1,441	1,409	1,262	102

Adjusted operating income before income taxes	529	236	77	217	(1)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	4,401	1,676	39	2,684	2
Policy charges and fee income	1,139	970	53	124	(8)
Net investment income	2,579	747	1,107	467	258
Commissions, investment management fees, and other income	1,642	306	1,099	225	12

Total revenues	9,761	3,699	2,298	3,500	264

Benefits and Expenses (1):
Insurance and annuity benefits	4,479	1,891	416	2,136	36
Interest credited to policyholders’ account balances	986	353	579	55	(1)
Interest expense	110	3	10	3	94
Deferral of acquisition costs	(718)	(362)	(22)	(365)	31
Amortization of acquisition costs	376	217	29	158	(28)
General and administrative expenses	3,341	1,148	1,118	1,032	43

Total benefits and expenses	8,574	3,250	2,130	3,019	175

Adjusted operating income before income taxes	1,187	449	168	481	89

	Six Months Ended June 30, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,926	1,646	22	2,270	(12)
Policy charges and fee income	939	797	37	112	(7)
Net investment income	2,502	726	1,109	398	269
Commissions, investment management fees, and other income	1,953	134	1,720	161	(62)

Total revenues	9,320	3,303	2,888	2,941	188

Benefits and Expenses (1):
Insurance and annuity benefits	4,090	1,847	414	1,771	58
Interest credited to policyholders’ account balances	839	318	469	52	—
Interest expense	84	—	16	1	67
Deferral of acquisition costs	(605)	(261)	(15)	(352)	23
Amortization of acquisition costs	302	154	36	145	(33)
General and administrative expenses	3,649	846	1,818	929	56

Total benefits and expenses	8,359	2,904	2,738	2,546	171

Adjusted operating income before income taxes	961	399	150	395	17

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	137,298	30,886	52,396	43,175	10,841
Deferred policy acquisition costs	7,005	4,093	54	2,982	(124)
Other assets	56,044	3,237	42,000	5,569	5,238
Separate account assets	103,961	63,661	41,310	16	(1,026)

Total assets	304,308	101,877	135,760	51,742	14,929

Liabilities:
Future policy benefits	46,736	4,912	13,150	28,055	619
Policyholders’ account balances	63,236	18,596	33,915	10,871	(146)
Debt	8,869	372	1,048	541	6,908
Other liabilities	61,887	8,268	40,321	8,552	4,746
Separate account liabilities	103,961	63,661	41,310	16	(1,026)

Total liabilities	284,689	95,809	129,744	48,035	11,101

Attributed Equity:
Accumulated other comprehensive income (loss)	864	445	229	193	(3)
Other attributed equity	18,755	5,623	5,787	3,514	3,831

Total attributed equity	19,619	6,068	6,016	3,707	3,828

Total liabilities and attributed equity	304,308	101,877	135,760	51,742	14,929

	As of December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	116,998	27,048	38,002	41,015	10,933
Deferred policy acquisition costs	6,605	3,918	23	2,769	(105)
Other assets	22,255	3,211	8,153	6,047	4,844
Separate account assets	106,680	64,034	43,019	649	(1,022)

Total assets	252,538	98,211	89,197	50,480	14,650

Liabilities:
Future policy benefits	46,003	5,008	12,937	27,613	445
Policyholders’ account balances	44,168	15,863	17,632	10,673	—
Debt	8,599	437	2,645	528	4,989
Other liabilities	26,748	6,539	8,599	7,409	4,201
Separate account liabilities	106,680	64,034	43,019	649	(1,022)

Total liabilities	232,198	91,881	84,832	46,872	8,613

Attributed Equity:
Accumulated other comprehensive income	1,777	632	587	415	143
Other attributed equity	18,563	5,698	3,778	3,193	5,894

Total attributed equity	20,340	6,330	4,365	3,608	6,037

Total liabilities and attributed equity	252,538	98,211	89,197	50,480	14,650

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

SHORT TERM DEBT

(in millions)

	As of June 30, 2004				As of December 31, 2003
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Financial Services Businesses:
Borrowings by use of proceeds:
General corporate purposes	—	5	—	5	—	5	—	5
Investment related	49	1,239	—	1,288	167	386	—	553
Securities business related	319	1,305	883	2,507	155	1,872	882	2,909
Specified other businesses	—	495	136	631	90	1,052	129	1,271
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	368	3,044	1,020	4,432	412	3,315	1,012	4,739

Borrowings by type:
Long-term debt due within one year	—	55	—	55	—	453	—	453
Commercial paper	368	2,973	—	3,341	412	2,846	—	3,258
Bank borrowings	—	—	543	543	—	—	535	535
Other short-term debt	—	16	476	492	—	16	476	492

Total general obligations	368	3,044	1,019	4,431	412	3,315	1,011	4,738
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	368	3,044	1,020	4,432	412	3,315	1,012	4,739

Closed Block Business:
Investment related commercial paper borrowings	—	591	—	591	—	—	—	—

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

LONG TERM DEBT

(in millions)

	As of June 30, 2004
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	1,312	680	—	132	2,124	—	2,124
Hybrid notes	—	—	—	—	—	—	—

Total	1,312	680	—	132	2,124	—	2,124

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	263	—	—	863	—	863
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	263	—	—	1,554	—	1,554

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	2,603	943	—	132	3,678	57	3,735
Debt related to Equity Security Units (3)	702	—	—	—	702	—	702

Total long-term debt of Financial Services Businesses	3,305	943	—	132	4,380	57	4,437

Ratio of long-term and short-term corporate debt to capitalization	12.5%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	670	681	—	141	1,492	—	1,492
Hybrid notes	—	—	—	—	—	—	—

Total	670	681	—	141	1,492	—	1,492

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	291	—	—	891	—	891
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	291	—	—	1,582	—	1,582

Long-term debt of other affiliated companies	—	17	—	—	17	58	75

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	1,961	989	—	141	3,091	58	3,149
Debt related to Equity Security Units (3)	711	—	—	—	711	—	711

Total long-term debt of Financial Services Businesses	2,672	989	—	141	3,802	58	3,860

Ratio of long-term and short-term corporate debt to capitalization	10.0%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Excluding obligations related to Equity Security Units.
(2)	Includes Prudential Funding, LLC.
(3)	Includes $690 million corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock in November 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2003			2004
2004	2003			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
1,676	1,646	2%	Premiums	822	779	797	850	826
970	797	22%	Policy charges and fee income	408	441	479	482	488
747	726	3%	Net investment income	366	349	371	369	378
306	134	128%	Commissions, investment management fees, and other income	81	108	145	150	156

3,699	3,303	12%	Total revenues	1,677	1,677	1,792	1,851	1,848

			Benefits and Expenses (1):
1,891	1,847	2%	Insurance and annuity benefits	891	918	1,033	970	921
353	318	11%	Interest credited to policyholders’ account balances	161	158	160	175	178
3	—	—	Interest expense	—	1	(1)	1	2
(362)	(261)	-39%	Deferral of acquisition costs	(149)	(161)	(173)	(182)	(180)
217	154	41%	Amortization of acquisition costs	69	80	11	108	109
1,148	846	36%	General and administrative expenses	469	498	556	568	580

3,250	2,904	12%	Total benefits and expenses	1,441	1,494	1,586	1,640	1,610

449	399	13%	Adjusted operating income before income taxes	236	183	206	211	238

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended June 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities

Revenues (1):
Premiums	826	103	723	86	17
Policy charges and fee income	488	412	76	256	156
Net investment income	378	240	138	97	143
Commissions, investment management fees, and other income	156	147	9	76	71

Total revenues	1,848	902	946	515	387

Benefits and Expenses (1):
Insurance and annuity benefits	921	205	716	155	50
Interest credited to policyholders’ account balances	178	131	47	41	90
Interest expense	2	1	1	—	1
Deferral of acquisition costs	(180)	(172)	(8)	(75)	(97)
Amortization of acquisition costs	109	108	1	68	40
General and administrative expenses (2)	580	437	143	228	209

Total benefits and expenses	1,610	710	900	417	293

Adjusted operating income before income taxes	238	192	46	98	94

	Quarter Ended June 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	822	111	711	96	15
Policy charges and fee income	408	366	42	258	108
Net investment income	366	216	150	101	115
Commissions, investment management fees, and other income	81	74	7	28	46

Total revenues	1,677	767	910	483	284

Benefits and Expenses (1):
Insurance and annuity benefits	891	219	672	178	41
Interest credited to policyholders’ account balances	161	104	57	38	66
Interest expense	—	—	—	(1)	1
Deferral of acquisition costs	(149)	(139)	(10)	(74)	(65)
Amortization of acquisition costs	69	69	—	49	20
General and administrative expenses (2)	469	336	133	180	156

Total benefits and expenses	1,441	589	852	370	219

Adjusted operating income before income taxes	236	178	58	113	65

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $8 million for the quarter ended June 30, 2004 and $11 million for the quarter ended June 30, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,676	204	1,472	173	31
Policy charges and fee income	970	823	147	512	311
Net investment income	747	474	273	194	280
Commissions, investment management fees, and other income	306	286	20	143	143

Total revenues	3,699	1,787	1,912	1,022	765

Benefits and Expenses (1):
Insurance and annuity benefits	1,891	414	1,477	321	93
Interest credited to policyholders’ account balances	353	259	94	80	179
Interest expense	3	2	1	—	2
Deferral of acquisition costs	(362)	(347)	(15)	(152)	(195)
Amortization of acquisition costs	217	215	2	138	77
General and administrative expenses (2)	1,148	867	281	450	417

Total benefits and expenses	3,250	1,410	1,840	837	573

Adjusted operating income before income taxes	449	377	72	185	192

	Six Months Ended June 30, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,646	224	1,422	190	34
Policy charges and fee income	797	664	133	512	152
Net investment income	726	424	302	202	222
Commissions, investment management fees, and other income	134	119	15	60	59

Total revenues	3,303	1,431	1,872	964	467

Benefits and Expenses (1):
Insurance and annuity benefits	1,847	435	1,412	351	84
Interest credited to policyholders’ account balances	318	201	117	74	127
Interest expense	—	(1)	1	(2)	1
Deferral of acquisition costs	(261)	(243)	(18)	(151)	(92)
Amortization of acquisition costs	154	153	1	116	37
General and administrative expenses (2)	846	579	267	357	222

Total benefits and expenses	2,904	1,124	1,780	745	379

Adjusted operating income before income taxes	399	307	92	219	88

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $16 million for the six months ended June 30, 2004 and $11 million for the six months ended June 30, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE SALES:

		Excluding corporate-owned life insurance:
53	52	Variable life	26	20	27	26	27
71	54	Universal life	25	24	54	32	39
60	55	Term life	29	26	29	32	28

184	161	Total excluding corporate-owned life insurance	80	70	110	90	94
7	17	Corporate-owned life insurance	13	3	1	6	1

191	178	Total	93	73	111	96	95

		ANNUITY SALES AND ACCOUNT VALUES

		Variable Annuities:
43,949	15,338	Beginning total account value	14,965	39,780	40,815	43,949	44,858
3,259	1,401	Sales	1,070	1,469	1,548	1,723	1,536
(2,615)	(1,342)	Surrenders and withdrawals	(924)	(1,159)	(1,215)	(1,352)	(1,263)

644	59	Net sales	146	310	333	371	273
(304)	(180)	Benefit payments	(114)	(136)	(133)	(161)	(143)

340	(121)	Net flows	32	174	200	210	130
927	2,267	Change in market value, interest credited, and other	2,447	990	3,072	843	84
(289)	(135)	Policy charges	(95)	(129)	(138)	(144)	(145)
—	22,431	Acquisition	22,431	—	—	—	—

44,927	39,780	Ending total account value	39,780	40,815	43,949	44,858	44,927

		Fixed Annuities:
3,514	3,396	Beginning total account value	3,473	3,498	3,523	3,514	3,574
288	167	Sales	57	47	33	92	196
(102)	(66)	Surrenders and withdrawals	(32)	(33)	(42)	(51)	(51)

186	101	Net sales (redemptions)	25	14	(9)	41	145
(83)	(87)	Benefit payments	(46)	(39)	(36)	(45)	(38)

103	14	Net flows	(21)	(25)	(45)	(4)	107
107	90	Interest credited and other	47	51	37	65	42
(2)	(2)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,722	3,498	Ending total account value	3,498	3,523	3,514	3,574	3,722

		SALES BY DISTRIBUTION CHANNEL

		Life Insurance:
		Excluding corporate-owned life insurance:
122	116	Prudential Agents	58	53	61	62	60
62	45	Third party distribution	22	17	49	28	34
7	17	Corporate-owned life insurance	13	3	1	6	1

191	178	Total	93	73	111	96	95

		Variable and Fixed Annuities (1):
805	706	Prudential Agents	380	391	415	405	400
204	188	Wirehouses	109	115	89	108	96
2,538	674	Independent Financial Planners (2)	638	1,010	1,077	1,302	1,236

3,547	1,568	Total	1,127	1,516	1,581	1,815	1,732

(1)	Amounts represent gross sales.
(2)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:

		Policyholders’ Account Balances (1):
4,520	4,112	Beginning balance	4,205	4,275	4,373	4,520	4,567
588	486	Premiums and deposits	237	248	281	293	295
(319)	(265)	Surrenders and withdrawals	(143)	(137)	(147)	(158)	(161)

269	221	Net sales	94	111	134	135	134
(47)	(42)	Benefit payments	(20)	(25)	(20)	(25)	(22)

222	179	Net flows	74	86	114	110	112
33	47	Interest credited and other	27	39	55	(49)	82
33	(9)	Net transfers (to) from separate account	(2)	(1)	10	18	15
(66)	(54)	Policy charges	(29)	(26)	(32)	(32)	(34)

4,742	4,275	Ending balance	4,275	4,373	4,520	4,567	4,742

		Separate Account Liabilities:
13,981	11,412	Beginning balance	11,235	12,511	12,843	13,981	14,246
686	752	Premiums and deposits	379	354	328	331	355
(285)	(334)	Surrenders and withdrawals	(177)	(132)	(134)	(145)	(140)

401	418	Net sales	202	222	194	186	215
(14)	(13)	Benefit payments	(8)	(5)	(4)	(8)	(6)

387	405	Net flows	194	217	190	178	209
415	1,157	Change in market value, interest credited and other	1,311	340	1,181	328	87
(76)	(52)	Net transfers to general account	(23)	(21)	(29)	(39)	(37)
(404)	(411)	Policy charges	(206)	(204)	(204)	(202)	(202)

14,303	12,511	Ending balance	12,511	12,843	13,981	14,246	14,303

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
7,660	6,795	Beginning balance	7,073	7,457	7,614	7,660	9,675
587	597	Premiums and deposits	327	263	209	249	338
(460)	(207)	Surrenders and withdrawals	(100)	(102)	(120)	(251)	(209)

127	390	Net sales (redemptions)	227	161	89	(2)	129
(163)	(151)	Benefit payments	(78)	(71)	(69)	(82)	(81)

(36)	239	Net flows	149	90	20	(84)	48
140	147	Interest credited and other	71	105	62	22	118
2,340	122	Net transfers (to) from separate account (2)	8	(36)	(34)	2,079	261
(3)	(4)	Policy charges	(2)	(2)	(2)	(2)	(1)
—	158	Acquisition	158	—	—	—	—

10,101	7,457	Ending balance	7,457	7,614	7,660	9,675	10,101

		Account Values in Separate Account:
39,803	11,939	Beginning balance	11,365	35,821	36,724	39,803	38,757
2,960	971	Premiums and deposits	800	1,253	1,372	1,566	1,394
(2,257)	(1,201)	Surrenders and withdrawals	(856)	(1,090)	(1,137)	(1,152)	(1,105)

703	(230)	Net sales (redemptions)	(56)	163	235	414	289
(224)	(116)	Benefit payments	(82)	(104)	(100)	(124)	(100)

479	(346)	Net flows	(138)	59	135	290	189
894	2,210	Change in market value, interest credited and other	2,423	936	3,047	886	8
(2,340)	(122)	Net transfers (to) from general account (2)	(8)	36	34	(2,079)	(261)
(288)	(133)	Policy charges	(94)	(128)	(137)	(143)	(145)
—	22,273	Acquisition	22,273	—	—	—	—

38,548	35,821	Ending balance	35,821	36,724	39,803	38,757	38,548

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
3,194	3,110	Beginning balance	3,104	3,102	3,131	3,194	3,032
152	151	Capitalization	74	68	75	77	75
(138)	(116)	Amortization - operating results	(49)	(56)	(23)	(70)	(68)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(66)	(43)	Impact of unrealized (gains) or losses on AFS securities	(27)	17	11	(169)	103

3,141	3,102	Ending balance	3,102	3,131	3,194	3,032	3,141

		INDIVIDUAL ANNUITIES:
636	473	Beginning balance	471	471	522	636	697
195	92	Capitalization	65	85	90	98	97
(77)	(37)	Amortization - operating results	(20)	(23)	13	(37)	(40)
(2)	(3)	Amortization - realized investment gains and losses	(1)	(3)	(5)	1	(3)
95	(54)	Impact of unrealized (gains) or losses on AFS securities	(44)	(8)	16	(5)	100
4	—	Other (1)	—	—	—	4	—

851	471	Ending balance	471	522	636	697	851

		GROUP INSURANCE (2):
88	57	Beginning balance	64	74	81	88	94
15	18	Capitalization	10	8	8	7	8
(2)	(1)	Amortization - operating results	—	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

101	74	Ending balance	74	81	88	94	101

		TOTAL INSURANCE DIVISION:
3,918	3,640	Beginning balance	3,639	3,647	3,734	3,918	3,823
362	261	Capitalization	149	161	173	182	180
(217)	(154)	Amortization - operating results	(69)	(80)	(11)	(108)	(109)
(2)	(3)	Amortization - realized investment gains and losses	(1)	(3)	(5)	1	(3)
29	(97)	Impact of unrealized (gains) or losses on AFS securities	(71)	9	27	(174)	203
4	—	Other (1)	—	—	—	4	—

4,093	3,647	Ending balance	3,647	3,734	3,918	3,823	4,093

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.
(2)	Represents long-term care products.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		Individual Life Insurance:

		Policy Surrender Experience:

316	352	Cash value of surrenders	182	154	147	164	152

3.4%	4.2%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.4%	3.5%	3.2%	3.5%	3.2%

		Death benefits per $1,000 of in force (1):
2.91	2.59	Variable and universal life	2.74	2.40	4.57	2.90	2.86
1.22	1.50	Term life	0.90	4.16	1.65	1.75	0.76
2.67	2.46	Total, Individual Life Insurance	2.53	3.10	3.94	2.75	2.58

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
161	123	Group life	35	30	72	127	34
105	96	Group disability (1)	29	24	24	90	15

266	219	Total	64	54	96	217	49

		Future Policy Benefits (2):
		Group life	1,730	1,656	1,832	1,780	1,760
		Group disability (1)	201	217	224	277	279

		Total	1,931	1,873	2,056	2,057	2,039

		Policyholders’ Account Balances (2):
		Group life	4,729	4,499	4,341	4,353	4,420
		Group disability (1)	60	61	66	59	61

		Total	4,789	4,560	4,407	4,412	4,481

		Separate Account Liabilities (2):
		Group life	9,994	9,970	10,253	10,476	10,810
		Group disability (1)	—	—	—	—	—

		Total	9,994	9,970	10,253	10,476	10,810

		Group Life Insurance:
1,287	1,327	Gross premiums, policy charges and fee income (3)	636	603	612	674	613
1,281	1,229	Earned premiums, policy charges and fee income	591	577	620	647	634
90.2%	90.9%	Benefits ratio	89.9%	91.2%	90.5%	92.1%	88.2%
10.3%	9.1%	Administrative operating expense ratio	9.1%	10.0%	10.6%	9.5%	11.1%
		Persistency ratio	95.6%	93.7%	92.8%	95.7%	94.7%

		Group Disability Insurance (1):
350	332	Gross premiums, policy charges and fee income (3)	161	165	165	176	174
338	326	Earned premiums, policy charges and fee income	162	159	157	173	165
95.3%	90.5%	Benefits ratio	87.0%	93.1%	95.5%	95.4%	95.2%
21.4%	21.7%	Administrative operating expense ratio	23.0%	22.4%	24.2%	21.0%	21.8%
		Persistency ratio	89.2%	87.5%	85.0%	90.8%	89.3%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2003			2004
2004	2003			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
39	22	77%	Premiums	8	1	6	12	27
53	37	43%	Policy charges and fee income	19	17	18	18	35
1,107	1,109	—	Net investment income	553	516	526	523	584
1,099	1,720	-36%	Commissions, investment management fees, and other income	906	481	494	477	622

2,298	2,888	-20%	Total revenues	1,486	1,015	1,044	1,030	1,268

			Benefits and Expenses (1):
416	414	—	Insurance and annuity benefits	204	187	190	208	208
579	469	23%	Interest credited to policyholders’ account balances	233	239	238	226	353
10	16	-38%	Interest expense	8	9	8	9	1
(22)	(15)	-47%	Deferral of acquisition costs	(8)	(6)	(8)	(8)	(14)
29	36	-19%	Amortization of acquisition costs	17	15	15	15	14
1,118	1,818	-39%	General and administrative expenses	955	488	545	484	634

2,130	2,738	-22%	Total benefits and expenses	1,409	932	988	934	1,196

168	150	12%	Adjusted operating income before income taxes	77	83	56	96	72

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Six Months Ended June 30, 2004				Quarter Ended June 30, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	39	—	—	39	27	—	—	27
Policy charges and fee income	53	—	—	53	35	—	—	35
Net investment income	1,107	35	1	1,071	584	19	—	565
Commissions, investment management fees, and other income	1,099	678	177	244	622	347	72	203

Total revenues	2,298	713	178	1,407	1,268	366	72	830

Benefits and Expenses (1):
Insurance and annuity benefits	416	—	—	416	208	—	—	208
Interest credited to policyholders’ account balances	579	—	—	579	353	—	—	353
Interest expense	10	5	—	5	1	2	(4)	3
Deferral of acquisition costs	(22)	(11)	—	(11)	(14)	(5)	—	(9)
Amortization of acquisition costs	29	23	—	6	14	11	—	3
General and administrative expenses	1,118	578	272	268	634	298	156	180

Total benefits and expenses	2,130	595	272	1,263	1,196	306	152	738

Adjusted operating income before income taxes	168	118	(94)	144	72	60	(80)	92

	Six Months Ended June 30, 2003				Quarter Ended June 30, 2003
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	22	—	—	22	8	—	—	8
Policy charges and fee income	37	—	—	37	19	—	—	19
Net investment income	1,109	24	53	1,032	553	12	26	515
Commissions, investment management fees, and other income	1,720	615	1,042	63	906	322	553	31

Total revenues	2,888	639	1,095	1,154	1,486	334	579	573

Benefits and Expenses (1):
Insurance and annuity benefits	414	—	—	414	204	—	—	204
Interest credited to policyholders’ account balances	469	—	—	469	233	—	—	233
Interest expense	16	7	—	9	8	4	—	4
Deferral of acquisition costs	(15)	(10)	—	(5)	(8)	(5)	—	(3)
Amortization of acquisition costs	36	30	—	6	17	14	—	3
General and administrative expenses	1,818	514	1,141	163	955	268	600	87

Total benefits and expenses	2,738	541	1,141	1,056	1,409	281	600	528

Adjusted operating income before income taxes	150	98	(46)	98	77	53	(21)	45

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date				2003			2004
2004	2003	% Change		2Q	3Q	4Q	1Q	2Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
108	88	23%	Retail customers	45	50	49	54	54
212	166	28%	Institutional customers	87	92	114	95	117
112	105	7%	General account	50	56	58	53	59

432	359	20%	Subtotal	182	198	221	202	230
281	280	—	Mutual Fund and other segment revenues (1)	152	144	158	145	136

713	639	12%	Total Asset Management segment revenues	334	342	379	347	366

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
395	327	21%	Asset-based fees	162	173	182	186	209
21	19	11%	Transaction-based and other revenues	14	16	33	9	12

416	346	20%	Subtotal	176	189	215	195	221
262	269	-3%	Mutual Fund and other segment revenues (1)	146	135	151	136	126

678	615	10%	Total	322	324	366	331	347

(1)	Represents mutual fund and other segment revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		2003	2003	2004	2004
2004		3Q	4Q	1Q	2Q
	Information pertaining to Wachovia Securities Financial Holdings, LLC:

	Revenues:
111	Net investment income	53	55	56	55
1,216	Commissions	620	626	665	551
795	Fees	351	364	393	402
55	Other non-interest revenues	51	36	36	19

2,177	Total revenues	1,075	1,081	1,150	1,027
	Expenses:
1,930	Expenses before transition costs	939	948	1,001	929
123	Transition costs	41	43	57	66

2,053	Total expenses	980	991	1,058	995

124	Income before income taxes	95	90	92	32

47	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	36	34	35	12
(4)	Purchase accounting and related adjustments	(5)	(9)	(3)	(1)

43	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	31	25	32	11

41.3%	Recurring revenue as a percentage of total non-interest revenue (1)	38.2%	38.0%	39.1%	41.3%

	Total client assets ($ in billions) (2)	568.5	603.1	614.9	618.9

	Distribution representatives (2):

	Series 7 Financial Advisors	8,309	8,192	8,133	8,009

	Series 6 Financial Representatives	3,316	3,270	3,081	2,871

	Customer debit balances ($ in billions) (2)	5.6	6.1	6.1	6.3

(96)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	4	(64)	(17)	(79)

(1)	Calculated on a YTD annualized basis. 2003 amounts are calculated from July 1, 2003.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	June 30, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	43.5	29.9	1.0	74.4
Institutional customers	38.3	55.1	12.9	106.3
General account	3.0	143.2	1.4	147.6

Total	84.8	228.2	15.3	328.3

	June 30, 2003
	Equity	Fixed Income	Real Estate	Total
Retail customers	36.7	44.4	1.4	82.5
Institutional customers	26.7	49.7	12.8	89.2
General account	2.9	123.0	1.2	127.1

Total	66.3	217.1	15.4	298.8

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
69.3	62.0	Beginning assets under management	60.8	64.4	65.6	69.3	74.2
10.1	4.7	Additions to managed portfolio	2.1	3.1	5.4	5.6	4.5
(7.4)	(5.7)	Withdrawals	(2.6)	(3.1)	(3.9)	(2.8)	(4.6)
1.6	4.2	Change in market value	4.2	1.3	2.6	1.6	—
0.4	(0.8)	Net money market flows	(0.1)	(0.1)	(0.4)	0.5	(0.1)

74.0	64.4	Ending assets under management	64.4	65.6	69.3	74.2	74.0
32.3	24.8	Other institutional assets under management	24.8	24.1	25.5	25.7	32.3

106.3	89.2	Total assets managed for institutional customers at end of period	89.2	89.7	94.8	99.9	106.3

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		Mutual Funds Assets Under Management:
46,784	49,756	Beginning total mutual funds assets	48,170	51,835	51,016	46,784	44,027
1,545	2,186	Sales (other than money market)	1,100	963	758	873	672
(2,853)	(2,320)	Redemptions (other than money market)	(1,358)	(1,749)	(1,385)	(1,296)	(1,557)
885	2,686	Reinvestment of distributions and change in market value	2,583	757	2,447	566	319
(6,587)	(4,605)	Net money market sales	(2,792)	(790)	(6,052)	(2,900)	(3,687)
—	4,132	Acquisition	4,132	—	—	—	—

39,774	51,835	Ending total mutual funds assets	51,835	51,016	46,784	44,027	39,774

(1,308)	(134)	Net Mutual Funds redemptions other than money market	(258)	(786)	(627)	(423)	(885)

		Wrap-fee Products Assets Under Administration (1):
19,833	15,153	Beginning total wrap-fee product assets	14,860	16,702	17,960	19,833	21,084
4,176	2,749	Sales (2)	1,462	1,754	1,612	2,154	2,022
(3,001)	(2,523)	Redemptions	(1,345)	(1,370)	(1,361)	(1,423)	(1,578)
706	1,323	Reinvestment of distributions and change in market value (2)	1,725	874	1,622	520	186
6,014	—	Other (3)	—	—	—	—	6,014

27,728	16,702	Ending total wrap-fee product assets	16,702	17,960	19,833	21,084	27,728
—	18,089	Other managed accounts at end of period (4)	18,089	804	807	—	—

27,728	34,791	Total wrap-fee products and other managed accounts at end of period	34,791	18,764	20,640	21,084	27,728

1,175	226	Net wrap-fee product sales (1)	117	384	251	731	444

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (5):
228	218	Prudential Agents	119	93	105	121	107
—	826	Financial Advisors	357	—	—	—	—
1,265	1,117	Third party distributors (6)	616	865	649	727	538
52	25	Other	8	5	4	25	27

1,545	2,186	Total	1,100	963	758	873	672

		Wrap-fee products (1):
313	198	Prudential Agents	80	102	117	139	174
—	2,269	Financial Advisors	1,215	—	—	—	—
3,863	282	Third party distributors (6)	167	1,652	1,495	2,015	1,848

4,176	2,749	Total	1,462	1,754	1,612	2,154	2,022

(1)	Excludes other managed accounts.
(2)	As a result of the combination of the company’s retail securities brokerage business with Wachovia Securities Financial Holdings, LLC, the Asset Management segment assumed responsibility for management of Latin American wrap-fee assets amounting to $383 million as of July 1, 2003 which were formerly managed within the International Investments segment. This balance is included in “Reinvestment of distributions and change in market value”. New sales related to this business are included in the Asset Management segment’s wrap-fee sales data commencing with the third quarter of 2003.
(3)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.
(4)	Other managed accounts which were associated with businesses that were combined into Wachovia Securities Financial Holdings, LLC on July 1, 2003 are no longer reported by Prudential Financial, Inc. as a component of its wrap-fee products and other managed accounts, commencing as of that date. These managed accounts amounted to $17.3 billion as of June 30, 2003.
(5)	Other than money market.
(6)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:
28,658	22,914	Beginning total account value	22,757	24,315	26,766	28,658	28,844
3,363	1,904	Sales	876	2,484	791	1,124	2,239
(4,055)	(1,908)	Withdrawals	(1,270)	(613)	(860)	(1,535)	(2,520)
1,218	1,405	Change in market value and interest credited	1,952	580	1,961	597	621
35,920	—	Acquisition	—	—	—	—	35,920

65,104	24,315	Ending total account value	24,315	26,766	28,658	28,844	65,104

(692)	(4)	Net sales (withdrawals)	(394)	1,871	(69)	(411)	(281)

		Asset management of ending total account value:
		Proprietary	17,023	17,331	18,085	17,797	43,166
		Non-proprietary	7,292	9,435	10,573	11,047	21,938

		Total	24,315	26,766	28,658	28,844	65,104

		Guaranteed Products:
41,955	39,058	Beginning total account value	38,925	40,372	40,727	41,955	42,260
2,205	1,202	Sales	648	966	1,088	501	1,704
(3,163)	(2,065)	Withdrawals and benefits	(1,020)	(1,045)	(903)	(842)	(2,321)
900	2,001	Change in market value and interest income	1,520	381	899	1,033	(133)
(675)	176	Other (1)	299	53	144	(387)	(288)
19,143	—	Acquisition	—	—	—	—	19,143

60,365	40,372	Ending total account value	40,372	40,727	41,955	42,260	60,365

(958)	(863)	Net sales (withdrawals)	(372)	(79)	185	(341)	(617)

		Product composition of ending total account value (2):
		Spread-based products	18,994	18,853	19,606	20,256	23,407
		Fee-based products	21,378	21,874	22,349	22,004	36,958

		Total	40,372	40,727	41,955	42,260	60,365

(1)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.
(2)	Fee and spread based product account values reflect the reclassification of $471 million of account values from fee based to spread based as of January 1, 2004, upon the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2003			2004
2004	2003			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
2,684	2,270	18%	Premiums	1,129	1,170	1,236	1,330	1,354
124	112	11%	Policy charges and fee income	58	54	60	63	61
467	398	17%	Net investment income	205	212	189	231	236
225	161	40%	Commissions, investment management fees, and other income	87	85	64	94	131

3,500	2,941	19%	Total revenues	1,479	1,521	1,549	1,718	1,782

			Benefits and Expenses (1):
2,136	1,771	21%	Insurance and annuity benefits	865	894	949	1,064	1,072
55	52	6%	Interest credited to policyholders’ account balances	27	27	30	26	29
3	1	200%	Interest expense	1	1	1	1	2
(365)	(352)	-4%	Deferral of acquisition costs	(175)	(157)	(186)	(190)	(175)
158	145	9%	Amortization of acquisition costs	71	69	70	79	79
1,032	929	11%	General and administrative expenses	473	464	501	519	513

3,019	2,546	19%	Total benefits and expenses	1,262	1,298	1,365	1,499	1,520

481	395	22%	Adjusted operating income before income taxes	217	223	184	219	262

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2004				Quarter Ended June 30, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	2,684	1,449	1,235	—	1,354	697	657	—
Policy charges and fee income	124	82	42	—	61	38	23	—
Net investment income	467	150	298	19	236	78	148	10
Commissions, investment management fees, and other income	225	(10)	(13)	248	131	—	(4)	135

Total revenues	3,500	1,671	1,562	267	1,782	813	824	145

Benefits and Expenses (1):
Insurance and annuity benefits	2,136	1,102	1,034	—	1,072	529	543	—
Interest credited to policyholders’ account balances	55	8	47	—	29	4	25	—
Interest expense	3	6	(4)	1	2	3	(1)	—
Deferral of acquisition costs	(365)	(254)	(111)	—	(175)	(119)	(56)	—
Amortization of acquisition costs	158	120	38	—	79	56	23	—
General and administrative expenses	1,032	439	349	244	513	211	175	127

Total benefits and expenses	3,019	1,421	1,353	245	1,520	684	709	127

Adjusted operating income before income taxes	481	250	209	22	262	129	115	18

	Six Months Ended June 30, 2003				Quarter Ended June 30, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	2,270	1,229	1,041	—	1,129	603	526	—
Policy charges and fee income	112	65	47	—	58	32	26	—
Net investment income	398	103	272	23	205	54	140	11
Commissions, investment management fees, and other income	161	(1)	(2)	164	87	—	—	87

Total revenues	2,941	1,396	1,358	187	1,479	689	692	98

Benefits and Expenses (1):
Insurance and annuity benefits	1,771	925	846	—	865	451	414	—
Interest credited to policyholders’ account balances	52	6	46	—	27	3	24	—
Interest expense	1	6	(5)	—	1	3	(2)	—
Deferral of acquisition costs	(352)	(253)	(99)	—	(175)	(123)	(52)	—
Amortization of acquisition costs	145	126	19	—	71	62	9	—
General and administrative expenses	929	377	378	174	473	184	201	88

Total benefits and expenses	2,546	1,187	1,185	174	1,262	580	594	88

Adjusted operating income before income taxes	395	209	173	13	217	109	98	10

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		Japanese Yen Basis Results:
		Revenues (1):
¥134,675	¥122,255	Japanese insurance operations excluding Gibraltar Life	¥59,351	¥64,695	¥62,352	¥69,312	¥65,363
172,451	163,895	Gibraltar Life	83,420	80,309	78,638	80,506	91,945

307,126	286,150	Total revenues, Japan, yen basis	142,771	145,004	140,990	149,818	157,308

		Benefits and Expenses (1):
111,036	101,540	Japanese insurance operations excluding Gibraltar Life	48,803	53,806	50,148	57,341	53,695
147,951	142,627	Gibraltar Life	71,206	67,489	67,094	69,495	78,456

258,987	244,167	Total benefits and expenses, Japan, yen basis	120,009	121,295	117,242	126,836	132,151

		Adjusted operating income (2):
23,639	20,715	Japanese insurance operations excluding Gibraltar Life	10,548	10,889	12,204	11,971	11,668
24,500	21,268	Gibraltar Life	12,214	12,820	11,544	11,011	13,489

¥48,139	¥41,983	Total adjusted operating income, Japan, yen basis	¥22,762	¥23,709	¥23,748	¥22,982	¥25,157

		U.S. Dollar adjusted operating income (3):
$202	$169	Japanese insurance operations excluding Gibraltar Life	$84	$88	$100	$103	$99
209	173	Gibraltar Life	98	104	93	94	115

411	342	Total adjusted operating income, Japan, U.S. dollar basis	182	192	193	197	214
48	40	All other countries	25	23	29	18	30

$459	$382	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$207	$215	$222	$215	$244

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2003			2004
2004	2003		2Q	3Q	4Q	1Q	2Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,086	935	Japan, excluding Gibraltar Life	451	499	509	580	506
1,277	1,088	Gibraltar Life	552	527	566	597	680
445	359	All other countries	184	198	221	216	229

2,808	2,382	Total	1,187	1,224	1,296	1,393	1,415

		Annualized new business premiums:
221	191	Japan, excluding Gibraltar Life	85	95	112	128	93
143	153	Gibraltar Life	89	75	68	62	81
100	96	All other countries	46	53	61	50	50

464	440	Total	220	223	241	240	224

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,019	960	Japan, excluding Gibraltar Life	463	505	479	537	482
1,193	1,122	Gibraltar Life	567	540	543	551	642
435	362	All other countries	184	191	219	212	223

2,647	2,444	Total	1,214	1,236	1,241	1,300	1,347

		Annualized new business premiums:
207	196	Japan, excluding Gibraltar Life	87	97	105	119	88
134	158	Gibraltar Life	91	77	64	58	76
97	99	All other countries	48	51	61	49	48

438	453	Total	226	225	230	226	212

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2003.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2003			2004
	2Q	3Q	4Q	1Q	2Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	163	167	171	176	179
Gibraltar Life	226	222	218	215	210
All other countries	56	58	61	63	66

Total	445	447	450	454	455

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,099	1,137	1,180	1,231	1,266
Gibraltar Life	4,380	4,334	4,288	4,226	4,149
All other countries	745	786	830	863	894

Total	6,224	6,257	6,298	6,320	6,309

International insurance policy persistency (2):
13 months	93.1%	92.9%	92.8%	92.7%	92.6%
25 months	87.1%	87.1%	87.0%	86.7%	86.7%

Number of Life Planners at end of period (3):
Japan	2,175	2,293	2,347	2,422	2,447
All other countries	2,514	2,582	2,642	2,586	2,676

Total	4,689	4,875	4,989	5,008	5,123

(1)	Translated based on exchange rates as of December 31, 2003.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2004				December 31, 2003
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	106,468	32,984	73,484	55.2%	95,968	29,538	66,430	59.9%
Public, held to maturity, at amortized cost	2,673	—	2,673	2.0%	3,010	—	3,010	2.7%
Private, available for sale, at fair value	31,453	14,531	16,922	12.7%	32,973	15,052	17,921	16.2%
Private, held to maturity, at amortized cost	51	—	51	0.0%	58	—	58	0.1%
Trading account assets supporting insurance liabilities, at fair value (1)	11,920	—	11,920	8.9%	88	—	88	0.0%
Other trading account assets, at fair value (1)	174	—	174	0.1%	138	—	138	0.2%
Equity securities, available for sale, at fair value	3,793	2,390	1,403	1.1%	3,383	2,282	1,101	1.0%
Commercial loans	23,529	7,117	16,412	12.3%	18,780	7,006	11,774	10.6%
Policy loans	8,075	5,467	2,608	2.0%	8,152	5,543	2,609	2.4%
Other long-term investments (2)	4,721	1,064	3,657	2.8%	4,743	1,041	3,702	3.3%
Short-term investments	6,076	2,258	3,818	2.9%	7,633	3,581	4,052	3.6%

Subtotal (3)	198,933	65,811	133,122	100.0%	174,926	64,043	110,883	100.0%

Invested assets of other entities and operations (4)	4,176	—	4,176		6,115	—	6,115

Total investments	203,109	65,811	137,298		181,041	64,043	116,998

Fixed Maturities by Credit Quality (3):

		June 30, 2004					December 31, 2003
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	55,454	1,588	535	56,507	74.2%	50,133	2,247	210	52,170	75.1%
2	Baa	16,315	678	160	16,833	22.1%	13,767	900	91	14,576	21.0%

Subtotal Investment Grade		71,769	2,266	695	73,340	96.3%	63,900	3,147	301	66,746	96.1%

3	Ba	1,782	117	19	1,880	2.5%	1,580	167	11	1,736	2.5%
4	B	732	61	9	784	1.0%	757	89	3	843	1.2%
5	C and lower	79	17	1	95	0.1%	67	30	2	95	0.1%
6	In or near default	33	5	—	38	0.1%	34	3	1	36	0.1%

Subtotal Below Investment Grade		2,626	200	29	2,797	3.7%	2,438	289	17	2,710	3.9%

Total		74,395	2,466	724	76,137	100.0%	66,338	3,436	318	69,456	100.0%

Private Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	4,506	289	26	4,769	28.1%	4,647	400	7	5,040	28.0%
2	Baa	8,712	617	32	9,297	54.8%	8,749	749	13	9,485	52.6%

Subtotal Investment Grade		13,218	906	58	14,066	82.9%	13,396	1,149	20	14,525	80.6%

3	Ba	1,755	112	8	1,859	10.9%	2,004	146	13	2,137	12.1%
4	B	468	29	7	490	2.9%	508	38	3	543	3.0%
5	C and lower	369	63	5	427	2.5%	552	62	12	602	3.3%
6	In or near default	127	5	1	131	0.8%	168	7	3	172	1.0%

Subtotal Below Investment Grade		2,719	209	21	2,907	17.1%	3,232	253	31	3,454	19.4%

Total		15,937	1,115	79	16,973	100.0%	16,628	1,402	51	17,979	100.0%

(1)	Commencing June 30, 2004, fixed maturity and equity security investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation. Trading account assets supporting insurance liabilities as of June 30, 2004, reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets related to special purpose entities consolidated in accordance with FIN 46, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(4)	Includes invested assets of securities brokerage operations, securities trading operations, banking operations and assets related to special purpose entities consolidated in accordance with FIN 46. Excludes assets of our asset management operations managed for third parties and separate account assets for which the customer assumes risks of ownership. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2004 and December 31, 2003, respectively, 123 securities with amortized cost of $1,864 million (fair value $1,875 million) and 223 securities with amortized cost of $2,952 million (fair value, $3,027 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	28,138	72.5%	28,488	74.3%
Public, held to maturity, at amortized cost	2,673	6.9%	3,010	7.8%
Private, available for sale, at fair value	600	1.6%	280	0.7%
Private, held to maturity, at amortized cost	51	0.1%	58	0.2%
Trading account assets supporting insurance liabilities, at fair value (1)(2)	785	2.0%	88	0.2%
Other trading account assets, at fair value (1)	27	0.1%	—	0.0%
Equity securities, available for sale, at fair value	1,219	3.1%	934	2.4%
Commercial loans	2,810	7.2%	2,922	7.6%
Policy loans	817	2.1%	862	2.3%
Other long-term investments (3)	1,056	2.7%	1,291	3.4%
Short-term investments	661	1.7%	440	1.1%

Total	38,837	100.0%	38,373	100.0%

	June 30, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (4):
Fixed maturities:
Public, available for sale, at fair value	45,346	48.1%	37,942	52.4%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,322	17.3%	17,641	24.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value (1)	11,135	11.8%	—	0.0%
Other trading account assets, at fair value (1)	147	0.2%	138	0.2%
Equity securities, available for sale, at fair value	184	0.2%	167	0.2%
Commercial loans	13,602	14.4%	8,852	12.2%
Policy loans	1,791	1.9%	1,747	2.4%
Other long-term investments (3)	2,601	2.8%	2,411	3.3%
Short-term investments	3,157	3.3%	3,612	5.0%

Total	94,285	100.0%	72,510	100.0%

(1)	Commencing June 30, 2004, fixed maturity and equity security investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation.
(2)	Trading account assets supporting insurance liabilities as of June 30, 2004, reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, assets related to special purpose entities consolidated in accordance with FIN 46, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.54%	980	8	4.85%	941	17
Equity securities	1.85%	6	54	1.63%	4	(52)
Commercial loans	6.59%	189	(2)	6.95%	199	12
Policy loans	4.52%	30	—	5.40%	40	—
Short-term investments and cash equivalents	1.57%	24	—	1.70%	25	—
Other investments	12.58%	102	70	8.11%	92	31

Gross investment income before investment expenses	4.92%	1,331	130	5.10%	1,301	8
Investment expenses	-0.16%	(51)	—	-0.21%	(63)	—

Subtotal	4.76%	1,280	130	4.89%	1,238	8

Investment results of other entities and operations (2)		55	—		48	—
Less, investment income relating to divested businesses		(2)			(36)

Total		1,333	130		1,250	8

	Six Months Ended June 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.61%	1,934	39	4.90%	1,867	(63)
Equity securities	1.93%	11	79	1.33%	7	(96)
Commercial loans	6.71%	383	14	7.01%	400	18
Policy loans	4.61%	60	—	5.63%	84	—
Short-term investments and cash equivalents	1.51%	47	—	1.79%	53	—
Other investments	9.03%	175	47	8.22%	185	41

Gross investment income before investment expenses	4.85%	2,610	179	5.14%	2,596	(100)
Investment expenses	-0.18%	(115)	—	-0.19%	(120)	—

Subtotal	4.67%	2,495	179	4.95%	2,476	(100)

Investment results of other entities and operations (2)		85	(57)		92	—
Less, investment income relating to divested businesses		(1)			(66)

Total		2,579	122		2,502	(100)

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage, securities trading, banking operations, and commercial loans supporting insurance liabilities where the investment results generally inure to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to Commercial loans and Trading account assets supporting insurance liabilities where the investment results generally inure to contractholders.
(4)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.93%	154	(18)	1.83%	127	1
Equity securities	1.76%	4	8	1.07%	2	(54)
Commercial loans	4.18%	29	12	4.70%	36	12
Policy loans	2.69%	6	—	2.81%	5	—
Short-term investments and cash equivalents	8.26%	1	—	3.54%	1	—
Other investments	7.87%	22	10	6.76%	23	(6)

Gross investment income before investment expenses	2.30%	216	12	2.30%	194	(47)
Investment expenses	-0.20%	(20)	—	-0.25%	(21)	—

Total	2.10%	196	12	2.05%	173	(47)

	Six Months Ended June 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.92%	304	(8)	1.76%	243	9
Equity securities	1.49%	7	31	0.94%	4	(96)
Commercial loans	4.24%	60	15	4.78%	73	20
Policy loans	3.00%	13	—	2.87%	10	—
Short-term investments and cash equivalents	8.22%	1	—	1.13%	1	—
Other investments	7.79%	47	10	6.49%	46	(8)

Gross investment income before investment expenses	2.31%	432	48	2.24%	377	(75)
Investment expenses	-0.21%	(40)	—	-0.26%	(44)	—

Total	2.10%	392	48	1.98%	333	(75)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to Trading account assets supporting insurance liabilities where the investment results generally inure to contractholders.
(2)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING

JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.08%	826	26	6.55%	814	16
Equity securities	1.66%	2	46	4.80%	2	2
Commercial loans	7.40%	160	(14)	7.77%	163	—
Policy loans	5.47%	24	—	6.25%	35	—
Short-term investments and cash equivalents	1.53%	23	—	1.66%	24	—
Other investments	14.65%	80	60	8.74%	69	37

Gross investment income before investment expenses	6.30%	1,115	118	6.53%	1,107	55
Investment expenses	-0.13%	(31)	—	-0.18%	(42)	—

Total	6.17%	1,084	118	6.35%	1,065	55

	Six Months Ended June 30
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.24%	1,630	47	6.68%	1,624	(72)
Equity securities	3.68%	4	48	2.82%	3	—
Commercial loans	7.54%	323	(1)	7.84%	327	(2)
Policy loans	5.44%	47	—	6.47%	74	—
Short-term investments and cash equivalents	1.47%	46	—	1.81%	52	—
Other investments	9.59%	128	37	9.06%	139	49

Gross investment income before investment expenses	6.21%	2,178	131	6.64%	2,219	(25)
Investment expenses	-0.16%	(75)	—	-0.16%	(76)	—

Total	6.05%	2,103	131	6.48%	2,143	(25)

(1)	Excludes investments of securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to Commercial loans and Trading account assets supporting insurance liabilities where the investment results generally inure to contractholders.
(3)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:

Amounts used for general corporate purposes include those used for cash flow timing mismatches at Prudential Financial, Prudential Financial ‘s investments in equity and debt securities of subsidiaries, and amounts utilized for regulatory capital purposes.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services. For periods prior to July 1, 2003, also includes fair market value of assets in client accounts of Prudential Securities businesses combined into Wachovia Securities Financial Holdings, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 9.03% for the six months ended June 30, 2004, 3.29% for the six months ended June 30, 2003, 10.36% for the three months ended June 30, 2004, 2.19% for the three months ended June 30, 2003, 4.99% for the three months ended September 30, 2003, 10.12% for the three months ended December 31, 2003, and 7.60% for the three months ended March 31, 2004.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, excluding debt related to Equity Security Units, and 20% of the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt excluding Equity Security Units and the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock.

28. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2004

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of August 3, 2004

	A.M. Best		Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+		A+	A1	AA-
PRICOA Global Funding I	NR	*	A+	A1	NR
PRUCO Life Insurance Company	A+		A+	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+		A+	NR	NR
American Skandia Life Assurance Corporation	A+		A+	NR	AA-
Prudential Retirement Insurance and Annuity Company (PRIAC) **	A+		A+	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+		AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR		A	A2	NR

CREDIT RATINGS:
as of August 3, 2004

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1		A-2	P-2	F1
Long-Term Senior Debt	a-		A-	A3	A
Retail Notes	NR		A-	A3	NR
Redeemable Capital Securities	a-		A-	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a		A-	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1		A-1	P-1	F1
Long-Term Senior Debt	a+		A+	A2	A+

*	NR indicates not rated.
**	Formerly known as CIGNA Life Insurance Company.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102
Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.